                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2004
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


   Delaware                       333-106925                     74-2440850
--------------------------------------------------------------------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


         745 Seventh Avenue, 7th Floor
              New York, New York                                   10019
--------------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-2AC (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement which is expected to be dated January 2004 and a Prospectus dated August 26, 2003 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-106925) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


--------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

            99.1 Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES CORPORATION


                                        By: /s/ Michael C. Hitzmann
                                            -----------------------
                                        Name: Michael C. Hitzmann
                                        Title: Vice President

Date: January 22, 2004

                                  EXHIBIT INDEX

Exhibit No.           Description                           Page No.
-----------           -----------                           --------

99.1                  Computational Materials

Lehman Brothers                                  Wed, 21 Jan 2004, 16:37:51  EST
                                                       dhouseal:SASC04-2AC-FINAL

                              Yield Table - Bond A1

                  SASCO 2004-2AC *5/25 CONFORMING HYBRID ARMS
                              Settle as of 01/26/04

              -------------------------------------------------------
                             Bond Summary - Bond A1
              -------------------------------------------------------
                 Fixed Coupon: 5.066                Type: Fixed

                     Orig Bal: 570,000,000

                       Factor: 1.0000000

                  Factor Date: 01/25/04         Next Pmt: 02/25/04

                        Delay: 24                  Cusip:
              -------------------------------------------------------

              -------------------------------------------------------
                                                25 CPR
              -------------------------------------------------------
                 Price               Yield                Duration
              -------------------------------------------------------
               102.375000             3.80                  2.82
               102.406250             3.79                  2.82
               102.437500             3.78                  2.83
               102.468750             3.77                  2.83
               102.500000             3.76                  2.83

               102.531250             3.75                  2.83
               102.562500             3.74                  2.83
               102.593750             3.73                  2.83
               102.625000             3.72                  2.83
               102.656250             3.71                  2.83

               102.687500             3.69                  2.83
               102.718750             3.68                  2.83
               102.750000             3.67                  2.84
               102.781250             3.66                  2.84
               102.812500             3.65                  2.84

               102.843750             3.64                  2.84
               102.875000             3.63                  2.84
               102.906250             3.62                  2.84
               102.937500             3.61                  2.84
               102.968750             3.60                  2.84

               103.000000             3.59                  2.84
               103.031250             3.58                  2.84
               103.062500             3.57                  2.85
               103.093750             3.56                  2.85
               103.125000             3.55                  2.85

               103.156250             3.54                  2.85
               103.187500             3.52                  2.85
               103.218750             3.51                  2.85
               103.250000             3.50                  2.85
               103.281250             3.49                  2.85
              -------------------------------------------------------
              Average Life                       3.28
               First Pay                       02/25/04
               Last Pay                        01/25/34
              -------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM      3Mo       6Mo       2YR       3YR        5YR      10YR        30YR
--------------------------------------------------------------------------------
 Yield   0.9324    1.0115    1.6529    2.0775     3.0370    4.1041      5.0025

Coupon                       1.6250    2.3750     3.1250    4.2500      5.3750
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Lib BM     1YR     2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR     20YR     30YR
-------------------------------------------------------------------------------------------------
 Yield  1.3100  1.9054  2.5200  3.0147  3.4220  3.9989   4.5091  4.8290  4.9987   5.2208   5.3075

-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers . There can be no assurance that actual trades could be completed at such value[s] . Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes . As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                  Wed, 21 Jan 2004, 16:37:51  EST
                                                       dhouseal:SASC04-2AC-FINAL

                              Yield Table - Bond A1

                  SASCO 2004-2AC *5/25 CONFORMING HYBRID ARMS
                              Settle as of 01/26/04


              -------------------------------------------------------
                                                25 CPR
              -------------------------------------------------------
                 Price               Yield                Duration
              -------------------------------------------------------
               103.312500             3.48                  2.85
               103.343750             3.47                  2.85
               103.375000             3.46                  2.86
               103.406250             3.45                  2.86
               103.437500             3.44                  2.86

               103.468750             3.43                  2.86
               103.500000             3.42                  2.86
               103.531250             3.41                  2.86
               103.562500             3.40                  2.86
               103.593750             3.39                  2.86

               103.625000             3.38                  2.86
              -------------------------------------------------------
              Average Life                       3.28
               First Pay                       02/25/04
               Last Pay                        01/25/34
              -------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM      3Mo       6Mo       2YR       3YR        5YR      10YR        30YR
--------------------------------------------------------------------------------
 Yield   0.9324    1.0115    1.6529    2.0775     3.0370    4.1041      5.0025

Coupon                       1.6250    2.3750     3.1250    4.2500      5.3750
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Lib BM     1YR     2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR     20YR     30YR
-------------------------------------------------------------------------------------------------
 Yield  1.3100  1.9054  2.5200  3.0147  3.4220  3.9989   4.5091  4.8290  4.9987   5.2208   5.3075

-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers . There can be no assurance that actual trades could be completed at such value[s] . Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes . As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                  Wed, 21 Jan 2004, 16:37:51  EST
                                                       dhouseal:SASC04-2AC-FINAL

                              Yield Table - Bond A2

                  SASCO 2004-2AC *5/25 CONFORMING HYBRID ARMS
                              Settle as of 01/26/04

              -------------------------------------------------------
                             Bond Summary - Bond A2
              -------------------------------------------------------
                 Fixed Coupon: 4.727                Type: Fixed

                     Orig Bal: 106,101,000

                       Factor: 1.0000000

                  Factor Date: 01/25/04         Next Pmt: 02/25/04

                        Delay: 24                  Cusip:
              -------------------------------------------------------

              -------------------------------------------------------
                                                25 CPR
              -------------------------------------------------------
                 Price               Yield                Duration
              -------------------------------------------------------
               101.875000             3.71                  2.84
               101.906250             3.70                  2.84
               101.937500             3.69                  2.84
               101.968750             3.68                  2.84
               102.000000             3.67                  2.84

               102.031250             3.66                  2.85
               102.062500             3.65                  2.85
               102.093750             3.64                  2.85
               102.125000             3.62                  2.85
               102.156250             3.61                  2.85

               102.187500             3.60                  2.85
               102.218750             3.59                  2.85
               102.250000             3.58                  2.85
               102.281250             3.57                  2.85
               102.312500             3.56                  2.85

               102.343750             3.55                  2.86
               102.375000             3.54                  2.86
               102.406250             3.53                  2.86
               102.437500             3.52                  2.86
               102.468750             3.51                  2.86

               102.500000             3.50                  2.86
               102.531250             3.49                  2.86
               102.562500             3.48                  2.86
               102.593750             3.46                  2.86
               102.625000             3.45                  2.86

               102.656250             3.44                  2.87
               102.687500             3.43                  2.87
               102.718750             3.42                  2.87
               102.750000             3.41                  2.87
               102.781250             3.40                  2.87
              -------------------------------------------------------
              Average Life                       3.28
                First Pay                      02/25/04
                Last Pay                       01/25/34
              -------------------------------------------------------

--------------------------------------------------------------------------------
Tsy BM      3Mo       6Mo       2YR       3YR        5YR      10YR        30YR
--------------------------------------------------------------------------------
 Yield   0.9324    1.0115    1.6529    2.0775     3.0370    4.1041      5.0025

Coupon                       1.6250    2.3750     3.1250    4.2500      5.3750
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Lib BM     1YR     2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR     20YR     30YR
-------------------------------------------------------------------------------------------------
 Yield  1.3100  1.9054  2.5200  3.0147  3.4220  3.9989   4.5091  4.8290  4.9987   5.2208   5.3075

-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers . There can be no assurance that actual trades could be completed at such value[s] . Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes . As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                  Wed, 21 Jan 2004, 16:37:51  EST
                                                       dhouseal:SASC04-2AC-FINAL

                              Yield Table - Bond A2

                  SASCO 2004-2AC *5/25 CONFORMING HYBRID ARMS
                              Settle as of 01/26/04


              -------------------------------------------------------
                                                25 CPR
              -------------------------------------------------------
                 Price               Yield                Duration
              -------------------------------------------------------
               102.812500             3.39                  2.87
               102.843750             3.38                  2.87
               102.875000             3.37                  2.87
               102.906250             3.36                  2.87
               102.937500             3.35                  2.87

               102.968750             3.34                  2.88
               103.000000             3.33                  2.88
               103.031250             3.32                  2.88
               103.062500             3.31                  2.88
               103.093750             3.30                  2.88

               103.125000             3.29                  2.88
              -------------------------------------------------------
              Average Life                       3.28
                First Pay                      02/25/04
                Last Pay                       01/25/34
              -------------------------------------------------------


--------------------------------------------------------------------------------
Tsy BM      3Mo       6Mo       2YR       3YR        5YR      10YR        30YR
--------------------------------------------------------------------------------
 Yield   0.9324    1.0115    1.6529    2.0775     3.0370    4.1041      5.0025

Coupon                       1.6250    2.3750     3.1250    4.2500      5.3750
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Lib BM     1YR     2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR     20YR     30YR
-------------------------------------------------------------------------------------------------
 Yield  1.3100  1.9054  2.5200  3.0147  3.4220  3.9989   4.5091  4.8290  4.9987   5.2208   5.3075

-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers . There can be no assurance that actual trades could be completed at such value[s] . Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes . As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.